UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2021

SC Health Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Robinson Road #10-00 Singapore	068900
(Address of principal executive offices)	(Zip Code)
+65 6438 1080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one warrant	SCPE.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SCPE	New York Stock Exchange LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCPE WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The terms “the Company,” “SC Health,” “we,” “our” and similar or derivative terms in this Current Report on Form 8-K refer to SC Health Corporation, except where the context otherwise requires.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on March 19, 2021, SC Health entered into a Business Combination Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Rockley Photonics Limited, a company incorporated under the laws of England and Wales with company number 08683015 ( “Rockley”), Rockley Photonics Holdings Limited, an exempted company incorporated in the Cayman Islands with limited liability (“HoldCo”), and Rockley Mergersub Limited, an exempted company incorporated in the Cayman Islands with limited liability and a direct wholly owned subsidiary of HoldCo, pursuant to which SC Health will become a subsidiary of HoldCo, with the shareholders of Rockley becoming shareholders of HoldCo (the “Business Combination”).

Pursuant to the Business Combination Agreement, on May 20, 2021, SC Health terminated the Forward Purchase Agreement, by and among SC Health and SC Health Holdings Limited (the “Sponsor”), dated as of July 11, 2019, without liability or further obligation of SC Health or the Sponsor.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 25, 2021, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $2,000,000 to the Sponsor. The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination. If the Company does not complete an initial business combination, the Note shall not be repaid and all amounts owed under it will be forgiven. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Previously Issued Consolidated Financial Statements.

On April 12, 2021, the staff of the Securities and Exchange Commission released a statement on accounting and reporting considerations for warrants issued by special purpose acquisition companies (the “Staff Statement”). The Staff Statement highlighted certain financial reporting considerations for special purpose acquisition corporations (“SPACs”) relating to the accounting for warrants. While the specific terms of warrants issued by SPACs can vary, there are certain features of warrants issued in SPAC transactions that are common across many entities. The Staff Statement highlighted that warrants containing these features, which relate to whether the warrants can be indexed to the price of an entity’s shares or settled with assets other than common shares, should be classified as a liability measured at fair value, with changes in fair value each period reported as non-cash changes to earnings. Such period-to-period changes could be significant. Prior to the issuance of this guidance, SPACs generally carried their outstanding private placement warrants and public warrants containing these provisions as equity on their balance sheets without quarterly adjustments.

In light of the Staff Statement, we undertook a process to re-evaluate the equity classification of (i) our outstanding warrants issued in connection with our initial public offering on July 16, 2019, including the 5,000,000 private placement warrants issued to the Sponsor and the 8,625,000 warrants issued as part of the units sold in our initial public offering, each with an exercise price of $11.50 (the “IPO Warrants”), (ii) the 450,000 private placement warrants issued to the Sponsor in connection with the underwriters’ election on August 2, 2019 to fully exercise their over-allotment option (the “Over-Allotment Warrants”), (iii) the 1,250,000 warrants to be issued pursuant to the terms of our forward purchase agreements entered into on July 11, 2019 with the Sponsor at an exercise price of $11.50 share (the “Forward Purchase Units”) and (iv) the 2,000,000 private placement warrants with an exercise price of $11.50 that may be issued upon conversion of $2,000,000 of working capital loans (the “Working Capital Loan Warrants” and, together with the IPO Warrants, Over-Allotment Warrants and Forward Purchase Units, the “Warrants”). Management and the Audit Committee of the Company’s board of directors (the “Audit Committee”) considered the Forward Purchase Units a firm commitment at the time of the Company’s initial public offering and that the working capital loans could be issued at any time upon demand by our Sponsor or one of its affiliates. As a result, management and the Audit Committee determined that the Warrants should have been classified as a liability. Based on Accounting Standards Codification 815-40, Contracts in Entity’s Own Equity, warrant instruments that do not meet the criteria to be considered indexed to an entity’s own stock shall be initially classified as derivative liabilities at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the derivative instruments should be reported in the statement of operations.

As a result, the Company, together with its advisors, undertook a process to value the liability of its Warrants. Based on this valuation, Company management, together with the Audit Committee, determined, on May 25, 2021, that the Company’s (i) financial statements and other financial data as of December 31, 2018, December 31, 2019 and December 31, 2020 and for the periods from December 10, 2018 (date of inception) through December 31, 2018, January 1, 2019 through December 31, 2019 and January 1, 2020 through December 31, 2020 included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2019 and December 31, 2020, (ii) condensed financial statements included in the Company’s Quarterly Reports for the periods ended September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 (collectively, the “Non-Reliance Periods”) contained an error that was quantitatively material and, as a result, should no longer be relied upon.

As a result, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Periods. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm on the financial statements as of December 31, 2018, December 31, 2019 and December 31, 2020 and for the periods from December 10, 2018 through December 31, 2018, January 1, 2019 through December 31, 2019 and January 1, 2020 through December 31, 2020, including the condensed financial statements included in the Company’s Quarterly Reports for the periods ended September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, and the shareholder communications, investor presentations or other communications describing relevant portions of our financial statements for the periods that need to be restated should no longer be relied upon. The Company will file a revised Annual Report on Form 10-K/A that includes restated financial statements for the Non-Reliance Periods and that corrects the errors and provides additional explanation of the changes.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm.

Additional Information

In connection with the Business Combination, HoldCo has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which included a preliminary prospectus and preliminary proxy statement. HoldCo will mail a definitive proxy statement/final prospectus and other relevant documents to SC Health shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that HoldCo will send to SC Health shareholders in connection with the Business Combination. Investors and security holders of SC Health are advised to read the proxy statement/prospectus in connection with HoldCo’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of SC Health as of a record date to be established for voting on the Business Combination. Shareholders may also obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Rockley Photonics Holdings Limited., 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT.

Participants in the Solicitation

SC Health, HoldCo, Rockley and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SC Health shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of SC Health, HoldCo and Rockley in HoldCo’s filings with the SEC, including the Registration Statement filed with the SEC by HoldCo, which includes the proxy statement of HoldCo for the Business Combination.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination and other transactions contemplated by the Business Combination Agreement. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from SC Health shareholders, or the risk that the approval of the shareholders of SC Health for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination or to satisfy other conditions to closing; the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on Rockley’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of SC Health and Rockley; the risk that the Business Combination disrupts current plans and operations of SC Health or Rockley as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the New York Stock Exchange following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those included under the header “Risk Factors” in the Registration Statement and those included under the header “Risk Factors” in the final prospectus of SC Health related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SC Health Corporation

Date: May 26, 2021	By:	/s/ Angelo John Coloma
	Name:	Angelo John Coloma
	Title:	Chief Executive Officer